Guaranty Bancorp℠

Keefe, Bruyette & Woods

Community Bank Investor Conference

New York, NY
July 29, 2014

Forward Looking Statements

This presentation contains forward-looking statements, which are included in accordance with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "could," "can," "expects," "plans," "intends," "anticipates," "believes," "estimates," "predicts," "potential," or "continue," or the negative of such terms and other comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: failure to maintain adequate levels of capital and liquidity to support Company's operations; general economic and business conditions in those areas in which the Company operates; success or lack of success of any future acquisitions; demographic changes; competition; fluctuations in interest rates; continued ability to attract and employ qualified personnel; ability to receive regulatory approval for our bank subsidiary to declare or pay dividends to the Company; adequacy of our allowance for loan losses, changes in credit quality and the effect of credit quality on our provision for credit losses and allowance for loan losses; changes in governmental legislation or regulation, including, but not limited to, any increase in FDIC insurance premiums and regulatory capital standards; changes in accounting policies and practices; changes in business strategy or development plans; changes in the securities markets; changes in consumer spending, borrowing and savings habits; the availability of capital from private or government sources; competition for loans and deposits and failure to attract or retain loans and deposits; changes in the financial performance and/or condition of our borrowers and the ability of our borrowers to perform under the terms of their loans and other terms of credit agreements; political instability, acts of war or terrorism and natural disasters; and additional "Risk Factors" referenced in the Company's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, (the "SEC") as supplemented from time to time. When relying on forward-looking statements to make decisions with respect to the Company, investors and others are cautioned to consider these and other risks and uncertainties. The Company can give no assurance that any goal or plan or expectation set forth in a forward-looking statement can be achieved and readers are cautioned not to place undue reliance on such statements, which speak only as of the date made. The forward-looking statements are made as of the date of these materials, and the Company does not intend, and assumes no obligation, to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

Investors and security holders are urged to read the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by the Company with the SEC. The documents filed by the Company with the SEC may be obtained at the Company's website at www.gbnk.com or at the SEC's website at www.sec.gov. These documents may also be obtained free of charge from the Company by directing a request to: Guaranty Bancorp, 1331 Seventeenth St., Suite 200, Denver, CO 80202, Attention: Christopher Treece/Investor Relations; Telephone 303-675-1194.

About Us – Guaranty Bancorp

Recent Price	$ 13.80[1]
Tangible Book Value Per Share	$ 9.03[2]
Price to last twelve month (LTM) earnings	18.65x[1]
Price to 2014 consensus earnings	17.7x[1,3]
Price to Tangible Book Value Per Share	1.53x
Year to Date 2014 earnings per share (EPS) (Basic)	$ 0.36
May 23, 2014 Quarterly Per Share Dividend Payment	$ 0.05
Market Capitalization:	$ 299.6 million [1, 4]



Three-Year GBNK Stock Performance vs NASDAQ Bank Index
130.00
120.00
110.00
100.00
90.00
80.00
70.00
60.00
50.00
40.00
30.00
20.00
10.00
0.00
(10.00)
(20.00)
(30.00)
July-11
October-11
January-12
April-12
July-12
October-12
January-13
April-13
July-13
October-13
January-14
April-14
July-14
GBNK (+103.07%)
NASDAQ Bank (+47.09%)

[1] Based on July 22, 2014 closing price.
[2] See the accompanying reconciliation of non-GAAP measurements to GAAP.
[3] NASDAQ consensus of 2014 analyst earnings expectations as of March 31, 2014 reported as $0.78 per share.
[4] Based on 21,707,609 shares outstanding (voting and non-voting) on June 30, 2014.

GUARANTY BANCORP℠

About Us – Guaranty Bancorp

Guaranty Bancorp is uniquely positioned in the Colorado market:

- 26 branches strategically located on the thriving Colorado Front Range, which encompasses 85% of the state's population
- Asset Size: $2.0 billion
- Gross Loans: $1.4 billion
- Total Deposits: $1.6 billion
- Average deposits per branch: $60 million
- Current assets under management (AUM): $684 million[1]



Fort Collins
Greeley
Loveland
Estes Park
Lyons
Longmont
Boulder
Brighton
Westminster
Thornton
Arvada
Denver
Lakewood
Aurora
Littleton
Centennial
Castle Rock
Palmer Lake
Rampart
Hayden
Steamboat Springs
Rabbit Ears Range
Roosevelt National Forest
State Forest State Park
Rocky Mountain National Park
Hot Sulphur Springs
Indian Peaks Wilderness
Kremmling
Gore Range
Arapaho National Forest
Georgetown
Eagle
Avon
Glenwood Springs
Mount Evans Wilderness
Breckenridge
El Jebel
Tenmile Range
Kenosha Mountains
Leadville
Pike National Forest
Snowmass Village
Aspen
Hunter Fryingpan Wilderness
Mosquito Range
Maroon Bells-Snowmass

[1] Includes July 16, 2014 acquisition of Cherry Hills Investment Advisors.

Investment Considerations

- **Positive pre-tax operating earnings[1] trend**
  - Second quarter 2014 pre-tax operating earnings grew by 15.2% compared to the first quarter 2014 and 16.3% compared to the second quarter 2013
  - Second quarter 2014 net interest margin of 3.66% compares favorably with 3.65% in second quarter 2013
- **Recently doubled quarterly cash dividend to 5 cents per share**
  - Dividend yield of approximately 1.45%
- **Continued loan growth momentum**
  - Second quarter 2014 net loan growth of 22.3% annualized
  - 2014 year-to-date net loan growth of 18.0% annualized
  - 2014 year-to-date C & I loan growth of 26.5% annualized
- **Strong asset quality (*ratios as of June 30, 2014*)**
  - Nonperforming loans to total loans of 0.97%
  - Nonperforming assets to total assets of 0.90%
  - Classified asset ratio of 14.58%
  - Texas ratio of 7.60%
  - Allowance to total loans of 1.54%

[1] See accompanying reconciliation of non-GAAP financial measurements to GAAP.

Investment Considerations

- **Strong core deposit mix**
  - Noninterest bearing deposits comprised 37.2% of total deposits at June 30, 2014
  - Time deposits comprised 12.0% of total deposits at June 30, 2014
  - Second quarter 2014 cost of deposits improved to 0.15%
  - 2014 year-to-date deposit growth of $24.2 million, or 3.20%

- **Noninterest income growth**
  - Investment advisory fees
    - Total AUM at June 30, 2014 of $505.3 million compared to $407.3 million at June 30, 2013, representing a 24.1% growth rate
    - As of June 30, 2014 Private Capital Management AUM has grown $88.9 million, or 38.2%, since June 30, 2013
    - July 16, 2014 acquisition of Cherry Hills Investment Advisors with AUM of approximately $179 million expected to bring total AUM to approximately $684 million
    - Continued focus on growth in investment management and trust fee income through organic growth, fee increases and acquisitions
  - SBA loan sales
  - Growing treasury management fees and deposit service charges

Investment Considerations

- **Strong capital structure supportive of future growth (*ratios as of June 30, 2014*)**
  - Tangible Common Equity Ratio of 9.64%[1]
  - GAAP Equity Ratio of 9.87%
  - Total Risk-Based Capital Ratio of 14.43%
  - Leverage Ratio of 11.39%
  - Tier 1 Common Equity Ratio (pro-forma) of 11.41%
- **Expense management**
  - Improvement in adjusted tax-equivalent efficiency ratio which measured 67.35%[1] for the six months ended June 30, 2014 compared to 69.38[1] % for the six months ended June 30, 2013
  - Consolidated eight branches between 2012 and 2014 with estimated annual savings of approximately $2.4 million
  - Renegotiation of corporate lease with savings beginning in 2015 and reaching $1.0 million annually, starting in 2016
  - Continued reduction in troubled asset related expenses
  - Review of all significant cost areas of the bank including information technology, communication, processing and occupancy to identify cost saving opportunities
- **Continue to pursue bank and non-bank acquisition opportunities**
  - Acquisition of Cherry Hills Investment Advisors on July 16, 2014 adding $179 million to AUM

[1] See accompanying reconciliation of non-GAAP financial measurements to GAAP.

Net Interest Income


4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
17,500
17,000
16,500
16,000
15,500
15,000
14,500
14,000
13,500
13,000
4.02%
3.66%
0.37%
0.15%
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
Net Interest Income
Yield on Interest Earning Assets
Net Interest Margin
Cost of Funds*
Cost of Total Deposits

*Cost of Funds calculated as interest expense over interest bearing liabilities plus demand deposits.

GUARANTY BANCORP℠

Core Noninterest Income[1]



4,000
3,800
3,600
3,400
3,200
3,000
2,800
2,600
2,400
2,200
2,000
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
Customer Service and Other Fees
Investment Advisory Fees
Gains on SBA Loan Sales

[1]See accompanying reconciliation of non-GAAP financial measurements to GAAP.

Guaranty Bancorp℠

Loan Composition

June 30, 2014


Loans by Type
CRE Other 8.8%
Residential Mortgage 3.3%
Multi Family 4.7%
Construction 7.1%
Jumbo Mortgage 10.0%
Other 3.8%
HELOC 4.0%
Commercial & Industrial 12.5%
Energy 3.6%
Owner Occupied CRE 13.7%
CRE Office 9.7%
CRE Retail & Industrial 18.8%


Loans by Line of Business
Real Estate 22.9%
Energy 3.7%
Private Banking 20.3%
Consumer 8.7%
Business Banking 34.1%
Middle Market 10.3%

GUARANTY BANCORP℠

Loan Growth



$1,500,000
$1,450,000
$1,400,000
$1,350,000
$1,300,000
$1,250,000
$1,200,000
$1,150,000
$1,100,000
$1,050,000
$1,000,000
Sep -12
Dec - 12
Mar - 13
Jun-13
Sep - 13
Dec - 13
Mar-14
Jun-14
Total Loans

Note: C & I loans have grown $90.6 million or 41.8% from $217.0 million at June 30, 2012 to $307.6 million at June 30, 2014.

GUARANTY BANCORP℠

Deposit Composition

June 30, 2014

Deposits by Type


Savings 7.7%
Money market 22.0%
Time 12.0%
Interest-bearing demand and NOW 21.1%
Noninterest-bearing 37.2%

Deposits by Line of Business


Energy 6.1%
Real Estate 3.5%
Private Banking 17.3%
Middle Market 2.7%
Business Banking 25.4%
Consumer 45.0%

Deposit Levels



1,575,000,000
1,525,000,000
1,475,000,000
1,425,000,000
1,375,000,000
1,325,000,000
0.22%
0.21%
0.20%
0.19%
0.18%
0.17%
0.16%
0.15%
0.14%
Sep -12
Dec - 12
Mar - 13
Jun-13
Sep - 13
Dec - 13
Mar-14
Jun-14
Total Deposits
Cost of Deposits

GUARANTY BANCORP℠

Net Income and ROAA


$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
Net Income
ROAA

Note: First quarter income is adversely impacted by its shortened length of 90 days, compared to 91 days in the second quarter and 92 days each in the third and fourth quarters.

GUARANTY BANCORP℠

Quarterly Financial Statement Summary (in thousands)

Income Statement	3Q12	4Q12	1Q13	2Q13	3Q13	4Q13	1Q14	2Q14
Net Interest Income	$ 14,511	$ 15,217	$ 15,378	$ 15,739	$ 16,062	$ 16,391	$ 16,259	$ 17,065
Provision (credit) for Loan Losses	-	(3,500)[1]	-	-	142	154	(6)	24
Noninterest Income	3,815	3,766	2,950	3,711	3,664	3,474	3,650	3,795
Noninterest Expense	14,194	17,922[1]	15,192	13,879	13,936	13,681	14,630	14,873
Tax Expense (Benefit)	1,302	1,441	864	1,753	1,797	1,942	1,743	1,879
Net Income	**$ 2,830**	**$ 3,120**	**$ 2,272**	**$ 3,818**	**$ 3,851**	**$ 4,088**	**$ 3,542**	**$ 4,084**

Balance Sheet	9/30/12	12/31/12	3/31/13	6/30/13	9/30/13	12/31/13	3/31/14	6/30/14
Cash and Equivalents	$ 167,823	$ 171,217	$ 60,891	$ 35,613	$ 33,465	$ 28,077	$ 35,311	$ 44,124
Investments	436,386	458,927	512,188	484,971	471,257	442,300	470,847	465,717
Loans	1,118,968	1,158,749	1,180,607	1,240,555	1,293,252	1,320,424	1,362,312	1,438,089
Allowance for Loan Losses	(28,597)	(25,142)	(24,060)	(20,218)	(20,450)	(21,005)	(21,550)	(22,155)
Other Assets	140,398	123,187	107,214	125,207	118,667	141,236	114,472	113,115
Total Assets	**$1,834,978**	**$1,886,938**	**$1,836,840**	**$1,866,128**	**$1,896,191**	**$1,911,032**	**$1,961,392**	**$2,038,890**
Deposits	$1,395,096	$1,454,756	$1,442,317	$1,449,251	$1,482,515	$1,528,457	$1,533,010	$1,552,676
Other Liabilities	254,809	243,982	204,981	231,553	225,408	193,181	233,353	284,914
Total Liabilities	$1,649,905	$1,698,738	$1,647,298	$1,680,804	$1,707,923	$1,721,638	$1,766,363	$1,837,590
Stockholders' Equity	$185,073	$188,200	$189,542	$185,324	$188,268	$189,394	$195,029	$201,300
Total Liabilities and Stockholders' Equity	**$1,834,978**	**$1,886,938**	**$1,836,840**	**$1,866,128**	**$1,896,191**	**$1,911,032**	**$1,961,392**	**$2,038,890**

[1] Fourth quarter 2012 the Company recognized a $3.5 million credit provision as a result of reduced credit risk in the loan portfolio and a $3.0 million write-down on the Company's largest OREO property.

GUARANTY BANCORP℠

Colorado Market

Market Data

Demographics	Colorado	National
Current Population (2013 estimate)[1]	5,268,000	316,129,000
Historical Population Change (April 2010-July 2013)[1]	4.8%	2.4%
Projected Population Change (2010-2015)[1]	7.8%	3.9%
Median Household Income (2007-2011)[1]	$58,244	$53,046
Projected Household Income Change (2010-2015)[1]	14.6%	12.4%
June 2014 Unemployment Rate[2]	5.5%	6.1%

Unemployment by MSA[2]	6/30/14	6/30/13
Denver	5.3%	7.0%
Boulder	4.2%	5.9%
Ft. Collins	4.3%	5.8%

[1] US Census Bureau
[2] Bureau of Labor Statistics

Market Data

- **Business Climate**
  - Colorado ranks first for labor prospects – Forbes 2013
  - Colorado is the nation's third-most economically competitive state – Beacon Hill Institute 2012
  - Denver ranks third overall in best cities for small business – Business Journals 2013
  - Boulder was ranked first for its high-tech startup concentration at 6.3 times the national average – Ewing Marion Kauffman Foundation 2013
  - Colorado ranked third for the dollar amount of private equity investment made within the state during 2012 ($26.8 billion) – Private Equity Growth Capital 2013
  - The average selling price for homes in the Denver Metro area increased 5% in June 2014 compared to June 2013 – REColorado.com
  - Denver is the best U.S. city for small business employees – CardHub.com 2013
  - Denver is the 6th best U.S. city for college graduates seeking employment – CareerBuilder 2013

Market Data

- **Growth**
  - Denver is the second fastest growing large city in the country – US Census Bureau 2013
  - In 2013 Colorado was the third-fastest growing state – U.S. Census Bureau 2014
  - Metro Denver has a population of 2.8 million people, and has a growth rate that has consistently outpaced the national rate every decade since the 1930s – Metro Denver Economic Development Corporation
  - The Denver office market has a current vacancy rate of 11.4%, the lowest rate in over a decade – Cassidy Turley First Quarter 2014 Denver Office Market Snapshot
  - Colorado is among the top-five most desired states in which to live – Harris Interactive 2013
  - Douglas County employment grew at 5.9% between October 1, 2012 and September 30, 2013 making it the second-fastest growing county in the nation over that time period – Bureau of Labor Statistics 2014
- **Highly Educated Workforce**
  - Colorado is the nation's second-most highly educated state for residents (37 percent) with a bachelor's degree or higher - U.S. Census Bureau 2013
  - Colorado ranks first for its supply of high-quality labor – Forbes 2013
  - Denver is among the top-five "Best Cities for Young Adults" for job growth, highly educated people and low living costs – Kiplinger's Personal Finance 2012

Market Data – Largest Metro Denver Employers

	Company [1]	Industry[1]
1	HealthONE Corporation	Healthcare
2	SCL Health System	Healthcare
3	Centura Health	Healthcare
4	Lockheed Martin Corporation	Aerospace & Defense Related Systems
5	CenturyLink	Telecommunications
6	Kaiser Permanente	Healthcare
7	Comcast Corporation	Telecommunications
8	Children's Hospital Colorado	Healthcare
9	United Airlines	Airline
10	University of Colorado Health	Healthcare, Research
11	Wells Fargo Bank	Financial Services
12	DISH Network	Satellite TV & Equipment
13	IBM Corporation	Computer Systems & Services
14	University of Denver	University
15	United Parcel Service	Parcel Delivery
16	Ball Corporation	Aerospace, Containers
17	Frontier Airlines	Airline
18	Oracle	Software & Network Computer Systems
19	FedEx Corporation	Shipment & Logistics Services
20	MillerCoors Brewing Company	Beverages
21	Xcel Energy	Utilities
22	Level 3 Communications	Communication & Internet Systems
23	Raytheon Company	Aerospace Systems & Software
24	Boulder Community Hospital	Healthcare
25	CH2M Hill	Engineering & Architectural Services

Major Colorado Industries[2]:

- Advanced Manufacturing
- Aerospace
- Bioscience
- Creative Industries
- Defense
- Electronics
- Energy
- Financial Services
- Food & Agriculture
- Health & Wellness
- Engineering
- Technology
- Tourism
- Transportation

[1] Metro Denver Economic Development Corporation
[2] Colorado Office of Development and International Trade

GUARANTY BANCORP℠

Market Data – Largest Northern Colorado Employers

	Company [1]	Industry [1]
1	University of Colorado Health	Healthcare
2	JBS Swift & Company	Beef Processing/Corporate Office
3	Banner Health: North Colorado Medical Center	Healthcare
4	State Farm Insurance Companies	Insurance
5	Hewlett Packard	Technology Product Design
6	Center Partners	Customer Care Center
7	Woodward	Speed Controls
8	Banner Health: McKee Medical Center	Healthcare
9	Vestas	Wind Turbine Manufacturing
10	Halliburton Energy Services, Inc.	Oil & Gas Development
11	Hach Company	Analytical Instruments
12	Avago Technologies	Semiconductor Components
13	Anheuser-Busch	Brewery
14	TeleTech	Financial Services Support
15	Anadarko Petroleum	Oil & Gas Development
16	Advanced Energy	Semiconductor Components
17	Otterbox	Protective Case Manufacturing
18	Afni, Inc.	Business Solutions
19	Carestream Health, Inc.	Medical & Dental Imaging
20	Select Energy Services	Oil & Gas Development

[1] Metro Denver Economic Development Corporation

Guaranty Bancorp℠

Reconciliation of Non-GAAP Financial Measures

Reconciliation of Non-GAAP Financial Measures ($ in thousands, share data excepted)

Tangible Book Value as of June 30, 2014	
Stockholders' Equity	$201,300
Less Intangible Assets	(5,348)
Tangible Common Equity	$195,952
Shares Outstanding	21,707,609
Book Value per common share	**$9.27**
Tangible Book Value per common share	**$9.03**

Tangible Common Equity Ratio as of June 30, 2014	
Stockholders' Equity	$201,300
Less Intangible Assets	(5,348)
Tangible Common Equity	$195,952
Total Assets	$2,038,890
Less Intangible Assets	(5,348)
Total Tangible Assets	$2,033,542
Equity Ratio – GAAP[1]	**9.87%**
Tangible Common Equity / Tangible Assets	**9.64%**

[1] Total stockholders' equity / total assets

Guaranty Bancorp℠

Reconciliation of Non-GAAP Financial Measures ($ in thousands)

Efficiency Ratio	3Q12	4Q12	1Q13	2Q13	3Q13	4Q13	1Q14	2Q14
Noninterest expense	$14,194	$17,922	$15,192	$13,879	$13,936	$13,681	$14,630	$14,873
Adjustments to noninterest expense: Amortization of intangible assets	(803)	(812)	(707)	(706)	(703)	(702)	(591)	(591)
Prepayment penalty on long term debt	-	-	(629)	-	-	-	-	-
Impairment of long-lived assets	-	(3,000)	-	-	-	-	-	(110)
Adjusted noninterest expense	$13,391	$14,110	$13,856	$13,173	$13,232	$12,979	$14,039	$14,172
Noninterest income	3,815	3,766	2,950	3,711	3,664	3,474	3,650	3,795
Adjustments to noninterest income: Tax effected incremental income on bank owned life insurance	74	72	68	142	154	154	147	165
Adjusted noninterest income	3,889	3,838	3,018	3,853	3,818	3,628	3,797	3,960
Net interest income	14,511	15,217	15,378	15,739	16,062	16,391	16,259	17,065
Adjustments to net interest income: Tax effected incremental income on municipal bonds	388	423	486	482	441	424	395	411
Adjusted net interest income	14,899	15,640	15,864	16,221	16,503	16,815	16,654	17,476
Adjusted noninterest income and adjusted net interest income	$18,788	$19,478	$18,882	$20,074	$20,321	$20,443	$20,451	$21,436
Efficiency ratio	**73.08%**	**90.13%**	**79.03%**	**67.72%**	**67.08%**	**65.34%**	**70.52%**	**68.47%**
Adjusted Tax Equivalent Efficiency Ratio[1]	**71.28%**	**72.43%**	**73.39%**	**65.62%**	**65.12%**	**63.49%**	**68.65%**	**66.11%**

[1] The Tax Equivalent Efficiency Ratio is calculated using tax effected income from on Bank owned life insurance (BOLI) and municipal bonds.

Reconciliation of Non-GAAP Financial Measures ($ in thousands)

Pre-tax Operating Earnings	3Q12	4Q12	1Q13	2Q13	3Q13	4Q13	1Q14	2Q14
Income before income taxes	$4,132	$4,561	$3,136	$5,571	$5,648	$6,030	$5,285	$5,963
Adjustments:								
Provision (credit) for loan losses	-	(3,500)	-	-	142	154	(6)	24
Expenses related to other real estate owned, net	348	3,209	334	(257)	(200)	(1,037)	56	22
Prepayment penalty on long term debt	-	-	629	-	-	-	-	-
Impairment of long-lived assets	-	-	-	-	-	-	-	110
Securities (gains) / losses	(746)	(817)	-	(54)	(20)	85	(25)	-
Pre-tax Operating Earnings	**$3,734**	**$3,453**	**$4,099**	**$5,260**	**$5,570**	**$5,232**	**$5,310**	**$6,119**

Core Noninterest Income	3Q12	4Q12	1Q13	2Q13	3Q13	4Q13	1Q14	2Q14
Noninterest Income	$3,815	$3,766	$2,950	$3,711	$3,664	$3,474	$3,650	$3,795
Securities (gains)/losses	(746)	(817)	-	(54)	(20)	85	(25)	-
Core Noninterest Income	**$3,069**	**$2,949**	**$2,950**	**$3,657**	**$3,644**	**$3,559**	**$3,625**	**$3,795**